SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of Earliest event reported): May 25, 2005

BAY VIEW TRANSACTION CORPORATION

(Exact name of registrant as specified in charter)

Delaware	333-105220	41-2094366

State or other jurisdiction of incorporation or organization	(Commission File No.)	(I.R.S. Employer Identification No.)

1840 Gateway Drive
San Mateo, California	94404

Address of principal executive offices	Zip Code

Registrant’s telephone number, including area code: (650) 312-6857

(Former name, former address, and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01 Financial Statements and Exhibits
Signatures
EXHIBIT 99.1

Item 9.01 Financial Statements and Exhibits

(c) Exhibit

Exhibit 99.1 Monthly Servicing Report for the Collection Period ending April 30, 2005

Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on behalf of Bay View Transaction Corporation by the undersigned thereunto duly authorized.

	BY:	BAY VIEW 2003-LJ-1 OWNER TRUST BAY VIEW TRANSACTION CORPORATION ORIGINATOR OF TRUST

Dated: May 25, 2005	By:	/s/ Lisa Staab
Lisa Staab
VP, Controller